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                                   Schedule I
                          to Asset Purchase Agreement
                between West Coast Entertainment Corporation and
                  the Sellers and Principals Identified Below


    Section of Agreement
    in Which Term, Item or
    Information is Referenced      Term or Item
    -----------------------------------------------------------------------

    Recital              Name, Address and Principal Office of Each Seller:

                               POTTSTOWN VIDEO INC.
                               ("West Coast Video of Pottstown")
                               Northend Shopping Center
                               1300 N. Charlotte Street
                               Pottstown, PA 19464
                               Principal:  Laurie Curran

                               COVENTRY VIDEO INC.
                               ("West Coast Video of North Coventry")
                               Coventry Squre, Routes 724 & 100
                               Pottstown, PA 19464
                               Principal:  Laurie Curran

                               C & V GROUP, INC.
                               ("West Coast Video of Pennsburg")
                               Pennsburg Square Shopping Center
                               Pottstown Pike
                               Pennsburg, PA 18073
                               Principals: Laurie Curran, Edward Skypala and Vaughn Zimmerman

                               SHAMOKIN W.C. VIDEO INC.
                               ("West Coast Video of Shamokin")
                               6th and Walnut Streets
                               Shamokin, PA 17872






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                 Principals:  Laurie Curran, Edward Skypala and Vaughn
                 Zimmerman

                 BERWICK W.C. VIDEO INC.
                 ("West Coast Video of Berwick")
                 101 W. Front Street
                 Berwick, PA 18603
                 Principals:  Laurie Curran, Edward Skypala and Vaughn
                 Zimmerman

                 DANVILLE W.C. VIDEO INC.
                 ("West Coast Video of Danville")
                 606 Continental Boulevard
                 Danville, PA 17821
                 Principals:  Laurie Curran, Edward Skypala and Vaughn
                 Zimmerman

                 BLOOMSBURG W.C. VIDEO INC.
                 ("West Coast Video of Bloomsburg")
                 34 East Main Street
                 Bloomsburg, PA 17815
                 Principals:  Laurie Curran, Edward Skypala and Vaughn
                 Zimmerman

                 FAMILY COUNTRY VIDEO, INC.
                 ("West Coast Video of Boyerstown")
                 125 East Philadelphia Avenue
                 Boyerstown, PA 19512
                 Principal:  Vaughn Zimmerman

                 SPRING FORD W.C. VIDEO INC.
                 ("West Coast Video of Springford")
                 Limerick Square
                 70 Buckwalter Road
                 Royersford, PA 19468
                 Principals:  Laurie Curran, Edward Skypala and Vaughn
                 Zimmerman


Recital         Principals: Laurie Curran
                1636 Potter Drive
                Pottstown, PA 19464

                Edward Skypala
                224 King Street
                Pottstown, PA 19464

                Vaughn Zimmerman
                73 Roosevelt Drive
                Boyertown, PA 19512




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 1.1(a)(ix) Trade Names: West Coast Video of Pottstown
                         West Coast Video of North Coventry
                         West Coast Video of Boyertown
                         West Coast Video of Springford
                         West Coast Video of Pennsburg
                         West Coast Video of Berwick
                         West Coast Video of Danville
                         West Coast Video of Bloomsburg
                         West Coast Video of Shamokin

 1.1(c) Stores, Reflecting Street Address of Each Store, and its Owning Seller: The information set forth under "Recitals" on this Schedule I is incorporated herein by reference.

1.3(a) Purchase Price: $4,075,733 (includes $5,000 in amounts Buyer has agreed to pay toward the accounting/audit costs of the Sellers. This amount is in addition to the amount calculated by reference to the net operating cash flow formula)

1.4 Assumed Liabilities: All obligations of the Sellers continuing after the Closing under the Leases specified on Schedule 2.11 and the Contracts specified on Schedule 2.16 which become due and payable after the Closing Date, in addition to other liabilities detailed on the attachments to this Schedule I to the extent that such liabilities arise after the Closing (No adjustment to Purchase Price)

1.6         Closing Date: November 15, 1996

2.2 Each Seller's State of Organization, and Authorized and Issued Stock (or Other Interests), and Identity of All Legal and Beneficial Interests in Each Seller: See attachment to this Schedule I.


2.5(c)      Minimum Net Operating Cash Flow:  $1,085,529


14          Address for notices for purposes of Section 14:

            To any Principal:  At the addresses set forth under the heading
                               "Recitals" set forth


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                on this Schedule I.

With a copy to: David Spirt, Esq.
                Weiss, Spirt & Guyer
                790 Penllyn Pike, Suite 300
                Blue Bell, PA 19422